Exhibit 10.144

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMD_00209563.0

THIS AMENDMENT (this “Amendment”) dated as of July 21, 2016 (the “Amendment Effective Date”) is made to the Amendment (internal MSCI reference number: AMD_00200775.0) dated as of February 29, 2016 (the “Previous Amendment”) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Previous Amendment.

WHEREAS, MSCI and Licensee entered into the Previous Amendment, which modifies the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”);

WHEREAS, pursuant to the Previous Amendment, Licensee is authorized to use certain Indexes as the basis of certain Funds, which Indexes and Funds are identified as the “original Index” and the “original Fund name” in Attachment 1 hereto; and

WHEREAS, MSCI and Licensee wish to change the “original Index” and the “original Fund name”.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Previous Amendment as follows:

1.

Commencing on the Amendment Effective Date, the Previous Amendment is hereby amended so that the “original Index” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Index” set forth in Attachment 1 hereto.

2.

Commencing on the Amendment Effective Date, the Previous Amendment is hereby amended so that the “original Fund name” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Fund name” set forth in Attachment 1 hereto.

3.

This Amendment amends and operates in conjunction with the Previous Amendment.  This Amendment and the Previous Amendment constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of the Previous Amendment, the terms of this Amendment shall control.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
5.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto.  A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

AMD_00209563.0

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Alex Gil	By	/s/ Manish Mehta

Name	Alex Gil	Name	Manish Mehta

Title	Executive Director	Title	Managing Director

AMD_00209563.0

Attachment 1

original Index	revised Index
MSCI EAFE ESG Select Index	MSCI EAFE ESG Focus Index
MSCI EM ESG Select Index	MSCI EM ESG Focus Index

original Fund name	revised Fund name
*****************************************	iShares MSCI EAFE ESG Optimized ETF
*****************************************	iShares MSCI EM ESG Optimized ETF

3